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Exhibit 10.31

EXPLANATORY NOTE

This Exhibit 10.31 was originally filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q of EchoStar for the quarter ended September 30, 2009, Commission File No.001-33807. We are re-filing this Exhibit 10.31 in response to comments we received from the Securities and Exchange Commission on a confidential treatment request we made for certain portions of this Exhibit in our original filing.

ECHOSTAR CORPORATION

- and -

DISH NETWORK L.L.C.

NIMIQ 5 WHOLE RF CHANNEL SERVICE AGREEMENT

Dated as of September 15, 2009

 Nimiq 5 Whole RF Channel Service Agreement

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

i

 NIMIQ 5 WHOLE RF CHANNEL SERVICE AGREEMENT

This whole RF channel service agreement is made as of September 15, 2009, by and between ECHOSTAR CORPORATION, a Nevada corporation with offices located at 100 Inverness Terrace East, Englewood, CO 80112, in the United States of America (hereinafter collectively referred to with its permitted assigns and successors in interest as "EchoStar") and DISH Network L.L.C., a Colorado limited liability company with offices located at 9601 South Meridian Boulevard, Englewood, CO 80112 (hereinafter collectively referred to with its permitted assigns and successors in interest as "Customer"), and shall become effective upon the Effective Date (as such term is defined in the Telesat Agreement; such date shall also be referred to as the "Effective Date" for purposes of this Agreement).

WHEREAS Customer has agreed to subscribe for, and EchoStar has agreed to furnish to Customer, certain RF channel services operating on the 17/12 GHz Frequency Band on the Nimiq 5 Satellite at the rates and subject to the other terms and conditions specified herein.

NOW THEREFORE in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Parties agree as follows:

ARTICLE 1.0—DEFINITIONS

1.1
As used in this Agreement and the recitals hereto, the following terms shall have the following meanings:

  "4.5 Underutilization Circumstance" shall have the meaning ascribed to that term in Section 4.5(a).

  "Agreement" means this whole RF channel service agreement and all schedules, appendices and instruments in amendment of it; "hereof", "hereto", "herein" and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular Article or Section; "Article" or "Section" of this Agreement followed by a number means and refers to the specified Article or Section of this Agreement.

  "Authorization" means any authorization, order, permit, approval, forbearance decision, grant, licence, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.

  ***

  "BSS" means the 17/12 GHz frequency band.

  "Canadian Authorizations" means all Authorizations of Canadian Governmental Entities and/or Canadian Persons, including without limitation the DBS Slot License, the Radio Authorization and any and all other Canadian notifications, licenses, permits, authorizations, approvals and consents now or hereafter required (a) for EchoStar to provide the Customer RF Channel Services to Customer under the terms and conditions of this Agreement, and (b) to the extent required under Canadian law, for Customer to (i) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (ii) use the Customer RF Channel Services for the Intended Purpose. "Canadian Authorizations" specifically do not include any United States Authorizations ***, but shall include any and all Authorizations (including without limitation Authorizations of the International Telecommunication Union but excluding United States Authorizations) to the extent required to obtain or maintain a Canadian Authorization.

  "Customer" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  "Customer RF Channel Service(s)" shall have the meaning ascribed to that term in Section 2.1(a).

  "DBS Slot License" means the Approval in Principle granted on 17 December 2003 (as amended on 28 December 2006) by Industry Canada pursuant to the Radiocommunication Act (Canada) and any Radio Authorizations associated therewith which authorize Telesat to operate a direct broadcast satellite at the Orbital Position.

  "Decommissioned" means the permanent removal from service of a satellite.

  "DISH" means Dish Network Corporation.

  "DISH-Telesat Letter" means that certain letter by and between DISH and Telesat regarding the Nimiq 5 Whole RF Channel Service Agreement, dated September 15, 2009, attached hereto as Schedule 7.

  "EchoStar 4.5 Offer" shall have the meaning ascribed to that term in Section 4.5(a).

  "EchoStar 4.5 Replacement Satellite" shall have the meaning ascribed to that term in Section 4.5(a).

  "EchoStar 4.5 Replacement Services" shall have the meaning ascribed to that term in Section 4.5(a).

  "EchoStar 4.6 Offer" shall have the meaning ascribed to that term in Section 4.6.

  "Effective Date" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

  "EOL" means the permanent removal from service of the Nimiq 5 Satellite.

  ***

  "Extended Term" shall have the meaning ascribed to that term in Section 2.2(a).

  "FCC" means the United States Federal Communications Commission and any successor agency thereto.

  "FCC Approval" means the FCC Authorization required for Customer to (a) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (b) use the Nimiq 5 Satellite for the Intended Purpose, ***

  ***

  "Full Term" shall have the meaning ascribed to that term in Section 2.2(a).

  "Governmental Entity" means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.

  "Initial Term" shall have the meaning ascribed to that term in Section 2.2(a).

  "Interim Satellite Rights" shall have the meaning ascribed to that term in Section 5.1.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  "Intended Purpose" means the use of the Nimiq 5 Satellite at the Orbital Position to provide ***

  ***

  "LIBOR" means the interest rate per annum, for three month deposits of United States Dollars made to prime banks in the London interbank market calculated on the basis of the actual number of days elapsed divided by 360. For greater certainty, the LIBOR rate on a given date will be established by reference to the British Bankers Association web page (http://bankfacts.org.uk/public/libor), providing information on historical LIBOR rates or such other web page as may replace it from time to time.

  "Nimiq 5 Satellite" means the communications satellite that includes a BSS-band communications payload, presently designated as "Nimiq 5", ***

  ***

  "Orbital Position" means the 72.7° West Longitude orbital position.

  "Parties" means EchoStar, Customer and any other person who may become party to this Agreement and "Party" means any one of them.

  ***

  "Performance Specifications" means the performance specifications for the BSS payload set forth in Schedule 2.

  "Person" means an individual, partnership, limited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity and pronouns have similarly extended meaning.

  "Prior Nimiq 5 Agreement" means that certain Nimiq 5 Transponder Service Agreement by and between the Parties, dated as of March 11, 2008.

  "Radio Authorization" means the authorization of the Minister of Industry (Canada) pursuant to the Radiocommunication Act (Canada) required to operate the Nimiq 5 Satellite at the Orbital Position, which authorization does not contain any conditions, restrictions or limitations that would prevent Customer from using the Nimiq 5 Satellite for the Intended Purpose.

  "Reduction Notice" shall have the meaning ascribed to that term in Section 2.1(b).

  "Satellite Failure" means the total destruction, failure or loss of the Nimiq 5 Satellite during the Term hereof, ***

  "Satellite Manufacturer" means Space Systems/Loral, Inc.

  "Satellite Service Commencement Date" means the date on which EchoStar provides notice in writing to Customer that Telesat has conducted an acceptance inspection of the Nimiq 5 Satellite ***

  "Service Commencement Date" shall have the meaning ascribed to that term in Section 2.1(a).

  "Telesat" means Telesat Canada, a corporation continued and existing under the laws of Canada.

  "Telesat Agreement" means that certain Nimiq 5 Whole RF Channel Service Agreement by and between EchoStar and Telesat, dated as of September 15, 2009.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  "Term" shall have the meaning ascribed to that term in Section 2.2(a).

  "Terms and Conditions" means the Terms and Conditions for Full Period Whole RF Channel Service on the Nimiq 5 Satellite set forth in Schedule 1.

  "United States Authorizations" means all Authorizations, including without limitation FCC Approval, now or hereafter required from United States Governmental Entities for Customer to (a) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (b) use the Nimiq 5 Satellite for the Intended Purpose, ***

1.2
Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the same meanings as in the Terms and Conditions.

1.3
Gender and Number.    Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.4
Entire Agreement.    From and after the Effective Date, this Agreement, including Schedules 1, 2, 3, 4, 5, 6 and 7 attached hereto, and the agreements referred to herein or delivered pursuant hereto (including without limitation ***) supersedes all prior agreements, term sheets, letters of intent, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof, including without limitation the Prior Nimiq 5 Agreement; provided, however, for the avoidance of doubt the confidentiality provisions, including restrictions on the use of proprietary information (and associated remedy provisions) contained in any such prior agreements, term sheets, letters of intent, understandings, negotiations and discussions shall survive in accordance with their terms. There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the agreements referred to herein or delivered pursuant hereto. For the avoidance of doubt, nothing set forth herein shall limit the effectiveness of the DISH-Telesat Letter.

1.5
Amendments.    This Agreement may only be amended, modified or supplemented by a written agreement signed by each of the Parties.

1.6
Incorporation of Schedules.    The schedules attached hereto shall for all purposes hereof form an integral part of this Agreement and are hereby incorporated by reference in their entirety.

1.7
Currency.    All dollar amounts referred to in this Agreement are expressed in the currency of the United States of America.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 2.0—SERVICE COMMITMENT

2.1
Service Commitment on Nimiq 5 Satellite

(a)
Customer hereby agrees to subscribe for, and EchoStar hereby agrees to furnish to Customer, subject to the terms and conditions of this Agreement including, but not limited to, Section 2.1(b), thirty-two (32) *** Channel Services operating on the 17/12 GHz Frequency Band *** on the Nimiq 5 Satellite (hereinafter referred to individually as a "Customer RF Channel Service" and collectively as the "Customer RF Channel Services") commencing as follows:

    ***

    The date of commencement for each Customer RF Channel Service (as set forth above) is referred to herein as the "Service Commencement Date" for such Customer RF Channel Service.

    ***

2.2
Term, Satellite Service Commencement Date

(a)
Unless terminated earlier as provided herein and subject to certain situations under the Telesat Agreement in which EchoStar (and therefore Customer) is required to cease using capacity on the Nimiq 5 Satellite, the term of this Agreement shall commence upon the Effective Date and shall expire on the date which is ten (10) years following the Satellite Service Commencement Date (the "Initial Term"). The Initial Term may be extended at Customer's sole option for successive one-year periods (or a portion thereof in the case of the final extension) (each an "Extended Term") through EOL, unless earlier terminated in accordance with the terms hereof and subject to certain situations under the Telesat Agreement in which EchoStar (and therefore Customer) is required to cease using capacity on the Nimiq 5 Satellite, upon written notice to EchoStar provided at least one hundred twenty (120) days prior to the end of the Initial Term and/or the then-current Extended Term (the Initial Term, plus any such Extended Terms, the "Term"). The term of this Agreement with respect to all matters other than the Customer RF Channel Service(s) shall commence upon the Effective Date hereof and shall continue in full force and effect until the expiration or termination of all of EchoStar's rights under the Telesat Agreement to *** (the "Full Term").

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  (b)
  EchoStar shall use commercially reasonable efforts to give Customer prior written notice of the Satellite Service Commencement Date and each Service Commencement Date and, to the extent the predicted date changes, promptly apprise Customer of any such change. If EchoStar fails to give Customer written notice of the Satellite Service Commencement Date and/or any Service Commencement Date prior to the Satellite Service Commencement Date and/or such Service Commencement Date, Customer shall not be required to commence payment for the Customer RF Channel Service(s) on which Service is to commence on the Satellite Service Commencement Date or such Service Commencement Date until the earlier of ***. EchoStar shall promptly, and in no event later than *** after EchoStar's actual knowledge of the applicable change or development, advise Customer of any changes and other developments relating to the operation and performance of the Nimiq 5 Satellite which *** could be expected to result in the Customer RF Channel Services not meeting the Performance Specifications. Notwithstanding the aforesaid, (i) all confidentiality requirements imposed by the satellite manufacturer and/or launch provider; and (ii) requirements imposed by an applicable Governmental Entity, including but not limited to requirements imposed by the United States Department of State, shall be complied with by Customer prior to delivery of any of the above information ***

2.3
Monthly Rate

(a)
Subject to Section 2.2(b) above, Customer shall pay, and there shall become due and payable, a monthly rate of *** for each Customer RF Channel Service furnished during the period commencing on and from the applicable Service Commencement Date until the date of the expiry of the Term.

(b)
Applicable Regulatory Fees in respect of the Customer RF Channel Service(s) as specified in Section C.5 of Schedule 1 shall be ***

2.4
[Reserved]

2.5
Terms and Conditions

  The furnishing of the Customer RF Channel Services by EchoStar shall be subject to the Terms and Conditions which the Parties hereby agree are incorporated by reference as Schedule 1 in this Agreement and constitute an integral part of this Agreement.

2.6
Prior Nimiq 5 Transponder Service Agreement

  The Parties acknowledge and agree that this Agreement will replace the Prior Nimiq 5 Agreement.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 3.0—REPRESENTATIONS AND WARRANTIES

3.1
Mutual Representations and Warranties

  Each Party represents and warrants to the other Party as follows and acknowledges and confirms that the other Party is relying thereon without independent inquiry in entering into this Agreement:

  (a)
  Organization and Qualification.    It is an entity duly incorporated, organized, continued or amalgamated, and validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization, continuance or amalgamation, as the case may be, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.

  (b)
  Corporate Power.    It has all requisite corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder, to own its properties and to carry on its business as now conducted and to consummate the transactions contemplated hereby.

  (c)
  Authorizations, etc.    The execution and delivery by it of this Agreement and the performance of its respective obligations hereunder, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action.

  (d)
  Execution and Binding Obligation.    This Agreement has been duly executed and delivered by it and constitutes legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except insofar as enforceability may be affected by applicable Laws relating to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

  (e)
  No Breach or Violation.    The execution and delivery of this Agreement and performance of its respective obligations under this Agreement and compliance with the terms, conditions and provisions hereof will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) its organizational or constating documents or by-laws; (ii) any applicable Law; (iii) any contractual restriction binding on it or affecting it or its properties (without regard to requirements of notice, passage of time or elections of any Person); or (iv) any judgement, injunction, determination or award which is binding on it. It has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement. In connection with its performance under this Agreement, it shall comply in all material respects with all applicable laws, regulations, or orders of any Governmental Entity.

  (f)
  Legal Proceedings.    There is no judgement or order outstanding, or any action, suit, complaint, proceeding or investigation by or before any Governmental Entity or any arbitrator pending, or to the best of its knowledge, threatened, which, if adversely determined, would be reasonably expected to have a material adverse effect on its ability to consummate the transactions contemplated hereby or perform its obligations hereunder.

 ARTICLE 4.0—ADDITIONAL COVENANTS AND TERMINATION

4.1
Use of the Nimiq 5 Satellite for the Intended Purpose

(a)
EchoStar agrees, ***, to use commercially reasonable efforts to cause Telesat to obtain and maintain all Canadian Authorizations, including without limitation the DBS Slot License and the Radio Authorization; provided that with respect to Canadian Authorizations which are to be obtained and/or maintained by Canadian Governmental Entities, EchoStar shall use commercially reasonable efforts to cause Telesat to support such Canadian Governmental Entities in obtaining and maintaining such Canadian Authorizations; further provided that, if following the Effective Date of this Agreement additional Canadian Authorization(s) is required solely due to an Authorization or other requirement of *** the Parties shall cooperate and shall use *** shall not be construed to include actions that would have a material negative effect on a Party's (or Telesat's, as applicable) business as determined by ***

(b)
EchoStar agrees, *** In accordance with requests made and instructions given by EchoStar, Customer shall use commercially reasonable efforts to support, ***, the efforts of EchoStar to obtain and maintain all United States Authorizations.

(c)
Customer's use of the Customer RF Channel Services and/or the *** to provide services outside of the United States (and thereby beyond the Intended Purpose herein stated) shall be permitted ***. In accordance with requests made and instructions given by Customer, EchoStar shall use commercially reasonable efforts to support (and to cause Telesat to support), ***, Customer's efforts to obtain and maintain such Authorizations as may be required for Customer's expanded use. ***

    ***

4.2
Termination

  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned:

  (a)
  at the option of Customer within ***

  (b)
  at the option of Customer, if at any time following the Effective Date of this Agreement ***

4.3
Liabilities in Event of Termination

(a)
Subject to Section 4.3(b) and except as expressly set forth to the contrary herein, the termination or expiration of this Agreement will in no way limit any obligation or liability of either Party based on or arising from a breach or default by such Party with respect to any of its representations or warranties contained in this Agreement, or with respect to any of its covenants or agreements contained in this Agreement which by their terms were to be performed prior to the date of termination or expiration, nor shall any such termination or expiration release either Party from any liabilities or obligations under this Agreement, including without limitation any liabilities or obligations under Section E, Section G.3(d), Section I.5 or Section J of Schedule 1.

(b)
Upon the termination of this Agreement pursuant to Section 4.2, the Parties shall have no further obligations or liabilities to each other hereunder or in respect to the transactions contemplated hereby.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

4.4
General Rights and Remedies

  Subject to the exclusions and limitations of liability in the Terms and Conditions, in the event any representation or warranty of any Party contained in this Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made or if any Party fails to perform, observe or comply with any of its covenants or agreements contained in this Agreement, the other Party will be entitled to whatever rights or remedies are available at law or in equity.

4.5
Undertakings With Respect to the Customer RF Channel Services in the Event of Certain Underutilization Circumstances

(a)
In the event that, after the Satellite Service Commencement Date, Telesat is receiving monthly fees *** for less than *** RF Channels on the Nimiq 5 Satellite in aggregate *** then Telesat may, subject to the provisions of the Telesat Agreement, at any time thereafter offer (the "EchoStar 4.5 Offer") to enter into an agreement with EchoStar for the procurement of thirty-two whole RF channel services with CONUS coverage (the "EchoStar 4.5 Replacement Services") on a replacement satellite at the Orbital Position (the "EchoStar 4.5 Replacement Satellite"). EchoStar shall provide the terms and conditions of the EchoStar 4.5 Offer to Customer within *** of receipt of the EchoStar 4.5 Offer by EchoStar. Upon written request of Customer received by EchoStar no later than *** following EchoStar's receipt of the EchoStar 4.5 Offer, EchoStar shall accept the EchoStar 4.5 Offer by giving written notice of acceptance to Telesat. Upon acceptance of the EchoStar 4.5 Offer, EchoStar and Customer shall automatically be deemed to have entered into an agreement for the provision by EchoStar to Customer of the EchoStar 4.5 Replacement Services on the EchoStar 4.5 Replacement Satellite at pricing to Customer that shall be determined *** and otherwise on terms and conditions substantially similar to the terms and conditions of this Agreement. In the event that Customer fails to timely request that EchoStar accept an EchoStar 4.5 Offer, then ***

(b)
If Customer does not timely accept a EchoStar 4.5 Offer, ***

4.6
Replacement Services

  Upon the earliest to occur of: (i) the Nimiq 5 Satellite experiences a launch failure; (ii) the Nimiq 5 Satellite becomes a total loss or experiences a total failure in-orbit or there is a Satellite Failure; (iii) *** of the Satellite Service Commencement Date; or (iv) transfer of title to the Nimiq 5 Satellite ***, Telesat shall offer to enter into an agreement with EchoStar for the procurement of thirty-two (32) whole RF channel services with CONUS coverage on a replacement satellite at the Orbital Position (the "EchoStar 4.6 Offer"). EchoStar shall provide the terms and conditions of the EchoStar 4.6 Offer to Customer *** of receipt of the EchoStar 4.6 Offer by EchoStar. Upon written request of Customer received by EchoStar *** following EchoStar's receipt of the EchoStar 4.6 Offer, EchoStar shall accept the EchoStar 4.6 Offer by giving written notice of acceptance to Telesat. Upon acceptance of the EchoStar 4.6 Offer, EchoStar and Customer shall automatically be deemed to have entered into an agreement for the provision by EchoStar to Customer of thirty-two (32) whole RF channel services with CONUS coverage on a replacement satellite at the Orbital Position at pricing to Customer that shall be determined *** and otherwise on terms and conditions substantially similar to the terms and conditions of this Agreement. In the event that Customer fails to timely request that EchoStar accept an EchoStar 4.6 Offer, then ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 5.0—INTERIM SATELLITE PROGRAMS

        ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 6.0—FREQUENCY COORDINATION AND SATELLITE CONFIGURATION

6.1
The Parties acknowledge and agree that the Nimiq 5 Satellite will be operated consistent with the ***. The Parties further agree that, notwithstanding anything to the contrary set forth herein, EchoStar shall ***. For the avoidance of doubt, Customer must operate within the existing Frequency Coordination Limits, and Customer shall pay for the Customer RF Channel Services under this Agreement, as if the Nimiq 5 Satellite fully meets the Performance Specifications ***, if the sole reason that it is not meeting such Performance Specifications is due to the Nimiq 5 Satellite being operated in accordance with the existing Frequency Coordination Limits.

  EchoStar agrees to use commercially reasonable efforts to cause Telesat to coordinate the Orbital Position with other operators and administrations in accordance with written instructions provided by Customer at any time and from time to time. Furthermore, EchoStar shall, provided that it would be consistent with the health, safety, and performance of the Nimiq 5 Satellite, cause Telesat to configure the Nimiq 5 Satellite in accordance with written instructions received from Customer at any time and from time to time.

  Nothing herein shall be deemed to require EchoStar or Telesat to accept concessions in connection with any coordination activities contemplated herein *** acting in a commercially reasonable manner, nor shall EchoStar or Telesat have *** if any such coordination cannot be achieved. Notwithstanding the immediately preceding sentence, each Party acknowledges and agrees that the other Party shall be entitled to specific performance of the first Party's obligations under this Section.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 7.0.—INTENTIONALLY OMITTED

 ARTICLE 8.0—MISCELLANEOUS

8.1
Parties Obligated and Benefited

  This Agreement will be binding upon the Parties and their respective permitted assigns and successors in interest and will inure solely to the benefit of the Parties and their respective permitted assigns and successors in interest. *** Other than as expressly set forth in the prior sentence, no other Person will be entitled to any of the benefits conferred by this Agreement or to rely on the provisions hereof in any action, suit, proceeding, hearing or other forum. Neither Party shall be permitted to assign any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement without the prior written consent of the other Party, provided that either Party may, without the consent of the other Party, assign its rights and obligations hereunder to:

  (a)
  any Affiliate; or

  (b)
  any successor Person in connection with any merger or reorganization of its business; or

  (c)
  the *** in the Nimiq 5 Satellite and the RF Channels upon the occurrence of ***

8.2
Notices

  Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.

  If directed to Customer:

  Attn: Office of the President
  DISH Network L.L.C.
  9601 South Meridian Blvd.
  Englewood, Colorado 80112
  ***

  cc: Office of the General Counsel
  ***
  (same address as above)

  If directed to EchoStar:

  EchoStar Corporation
  100 Inverness Terrace East
  Englewood, Colorado 80112
  ***

  Attention: Senior VP Space Programs and Operations

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  With copy to
  EchoStar Corporation
  9601 S. Meridian Blvd.
  Englewood, Colorado 80112
  ***
  Attention: General Counsel

8.3
Expenses

  Except as otherwise expressly provided herein, all costs and expenses *** incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by ***

8.4
Non-Merger

  Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties of the Parties contained in this Agreement shall not merge on and shall survive the Satellite Service Commencement Date and, notwithstanding any investigation made by or on behalf of either Party, shall continue in full force and effect throughout the Term.

8.5
Choice of Law; Consent to Jurisdiction

  This Agreement shall be governed in all respects by the laws of the State of Colorado (without giving any effect to the conflict of laws provisions thereof), as such laws are applied to agreements between Colorado residents entered into and to be performed entirely within Colorado. The federal and state courts in the State of Colorado shall have exclusive jurisdiction to hear and determine any and all claims, disputes, actions and suits that may arise under or out of this Agreement. The parties hereby agree and voluntarily consent to the personal jurisdiction of, and waive any objection to venue in, such courts for such purposes and agree to accept service of process outside the State of Colorado in any matter to be submitted to any such court pursuant hereto.

8.6
U.S. Export Control

  The Parties agree and acknowledge that in connection with their respective obligations under this Agreement, they shall at all times comply with the laws, rules and regulations of the United States regarding export restrictions, including, without limitation, the International Traffic in Arms Regulations, 22 CFR §§ 120-130. This Section shall survive the expiration or termination of this Agreement.

8.7
Injunctive Relief

  Notwithstanding anything to the contrary set forth herein, the Parties agree that each of them shall be entitled to injunctive relief, if necessary, in order to prevent the other Party from willfully breaching its obligations under this Agreement or to compel the other Party to perform its obligations under this Agreement. Each Party acknowledges that in the event that it willfully breaches its obligations under this Agreement, the harm suffered by the other Party would not be adequately compensated by monetary damages and there would be no adequate remedy at law for the first Party's willful breach or failure to perform and, accordingly, the other Party shall be entitled to specific performance and injunctive relief (in addition to any other remedies available at law or in equity) specifically preventing any such willful breach and enforcing the provisions not being performed hereunder.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

8.8
Counterparts

  This Agreement may be executed by facsimile and/or in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

8.9
Enforcement Under the Telesat Agreement.

  The Parties hereby acknowledge that all rights and entitlements of Customer set forth under this Agreement are derivative of the rights Echostar obtained from Telesat under the Telesat Agreement. EchoStar hereby agrees to enforce and pursue such rights and entitlements on behalf of, and for the benefit of Customer, at Customer's direction.

8.10
Certain Actions Under the Telesat Agreement.

  During the Full Term, EchoStar agrees that it will not *** the Telesat Agreement or any of its rights or obligations thereunder, or *** without in either case obtaining the prior written consent of Customer (which consent may be withheld in Customer's sole and absolute discretion for any reason or no reason). During the Full Term, EchoStar agrees *** without Customer's prior written consent (which consent may be withheld in Customer's sole and absolute discretion for any reason or no reason). During the Full Term, EchoStar agrees to *** with respect to the Telesat Agreement, and EchoStar further agrees not to take any action, or refrain from taking any action, under the Telesat Agreement that would *** without Customer's prior written consent (which consent may be withheld in Customer's sole and absolute discretion for any reason or no reason).

8.11
***

8.12
***

8.13
***

8.14
DISH Assumption.

  If DISH becomes the prime obligor under the Service Agreement (as such term is defined in the DISH-Telesat Letter), this Agreement shall ***

8.15
***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        IN WITNESS WHEREOF each of the parties hereto has duly executed this Agreement under the hands of its proper officers duly authorized in that behalf effective as of the Effective Date.

DISH NETWORK L.L.C.
By:	Name: Title:
ECHOSTAR CORPORATION
By:	Name: Title:

SCHEDULE 1

Terms and Conditions
for Full Period Whole RF Channel Service
on the Nimiq 5 Satellite

(This is Schedule 1 to the Nimiq 5 Whole RF Channel Service Agreement between

ECHOSTAR CORPORATION.

and

DISH NETWORK L.L.C.

dated September 15, 2009)

 TERMS AND CONDITIONS
FOR FULL PERIOD WHOLE RF CHANNEL SERVICE ON THE NIMIQ 5 SATELLITE

A.
GENERAL

This Schedule contains the terms and conditions which are applicable to the subscription for Full Period Whole RF Channel Service from EchoStar. BY ACCESSING SUCH SERVICE FROM ECHOSTAR YOU ARE AGREEING TO THESE TERMS AND CONDITIONS WHICH INCLUDE CERTAIN DISCLAIMERS.

B.
DEFINITIONS

As used in these Terms and Conditions, in addition to the capitalized terms defined elsewhere in these Terms and Conditions, the following terms shall have the following meanings:

***

"Affiliate" means with respect to any Person, any other Person directly or indirectly (i) controlling, controlled by, or under common control with, such Person, or (ii) owning more than 50% of any class of voting or equity securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or voting interests, by contract or otherwise;

"Bandwidth" means the frequency spectrum of a Channel;

"Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in Toronto, Ontario or Montreal, Quebec are required or authorized to be closed;

***

"Force Majeure" means any acts of God, meteors, fire (provided same is not caused by negligence of EchoStar), flood, weather, sun outages; other catastrophes *** and circumstances in the space environment, in each case over which neither EchoStar nor Customer have control; national emergencies, insurrections, riots, embargoes, wars, or strikes, lockouts, work stoppages or other labour difficulties over which neither EchoStar nor Customer have control;

***

"Laws" means all valid, duly enacted or promulgated statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies having the force of law or any provisions of the foregoing, including general principles of common and civil law and equity, binding on the Person referred to in the context in which such word is used; and "Law" means any one of foregoing;

***

"Proprietary Information" means all information that is disclosed by either EchoStar or Customer, including any technical specifications, system designs, data or material which contains proprietary information and which is either:

1/    in written form clearly labeled as "Proprietary", "Confidential" or similar designation; or

2/    if disclosed orally, is identified as confidential at the time of oral disclosure;

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

"Service Agreement" means the service agreement entered into between the Parties, the terms and conditions of which include the terms and conditions of this Schedule, as such agreement may be amended, modified, supplemented, restated or replaced from time to time;

***

Capitalized terms used in these Terms and Conditions and not otherwise defined in these Terms and Conditions have the same meanings as in the Service Agreement.

C.
SERVICE ON NIMIQ 5 SATELLITE

1.
Full Period Whole RF Channel Service ***

D.
PAYMENT

1.
Customer is responsible for the payment of *** monthly rates ***

2.
Unless otherwise specified in the Service Agreement, Customer shall pay rates for the Customer RF Channel Service ***

3.
Non-recurring charges and any other amounts owing in connection with the Customer RF Channel Service shall be paid ***

6.
Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. ***

F.
TAXES ***

The Parties acknowledge and agree that, to the best of their knowledge and belief as of the Effective Date, Customer is not required by any Laws or any Governmental Entity to deduct any amount as withholding tax from the amounts owing by Customer to EchoStar pursuant to this Agreement.

G.
CONDITIONS OF SERVICE

***

2.
Force Majeure

  Neither party shall be held liable or deemed to be in default under the Service Agreement, save and except with respect to Customer's obligation of payment for services received, in the event of a Force Majeure. Each Party shall use reasonable commercial efforts to remedy or resolve any Force Majeure claimed by such Party. The foregoing notwithstanding, EchoStar shall provide Customer with rebates for Interruptions in circumstances in which EchoStar is unable to perform because of Force Majeure conditions, with the sole exception of Force Majeure conditions listed in Section E.1 as Rebate Exceptions.

3.
Termination

a)
Customer may terminate a Customer RF Channel Service upon written notice to EchoStar if during the Term there is a *** caused by a circumstance in which *** is unable to perform its service obligation because of a Force Majeure event). Notwithstanding the above, the following Interruptions shall not constitute cause for termination: ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  b)
  Additionally, Customer may terminate any and all Customer RF Channel Services by giving EchoStar written notice thereof in the event:

  1)
  EchoStar materially breaches this Agreement and fails to cure such breach (if curable) within *** days after receipt of written notice thereof (except that, if EchoStar fails to pay amounts due hereunder, such cure period shall be reduced to ***; or

  2)
  EchoStar or Telesat shall

  A/
  become insolvent or generally not pay its debts as such debts become due; or

  B/
  admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or

  C/
  institute or have instituted against it any proceeding seeking: (x) to adjudicate it bankrupt or insolvent, (y) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of *** or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or

  D/
  take any corporate action to authorize any of the foregoing actions.

  c)
  EchoStar may terminate any and all Customer RF Channel Services if:

  i)
  Customer fails to pay any outstanding rates, licensing or other regulatory fees or other charges due to EchoStar within *** of written notice from EchoStar that payments to be made in accordance with Section D are overdue; or

  ii)
  Customer or Telesat shall

  1/
  become insolvent or generally not pay its debts as such debts become due; or

  2/
  admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or

  3/
  institute or have instituted against it any proceeding seeking: (x) to adjudicate it bankrupt or insolvent, (y) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either, such proceeding shall remain undismissed or unstayed for a period of *** or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or

  4/
  take any corporate action to authorize any of the foregoing actions.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  d)
  If Customer terminates any Customer RF Channel Service other than in the manner and in accordance with Section G.3 or Sections 2.1 or 4.2 of the Service Agreement or if EchoStar terminates the Customer RF Channel Service in accordance with Section G.3(c), then *** to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Customer. *** such rights and remedies and commence such legal action or proceedings as it, in its sole discretion, may deem expedient, including the commencement of enforcement proceedings under any security granted by Customer or any other Person in respect of the obligations of Customer to EchoStar or any combination thereof, all without additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any property or any other action, notice of all of which Customer hereby expressly waives. ***

H.
GENERAL LIMITATIONS

1.
RESERVED

2.
***

  EchoStar shall use its reasonable commercial efforts (and shall use reasonable commercial efforts to cause Telesat) to schedule and conduct its activities during periods of such interruptions, so as to minimize the duration of the disruption to the use of the Customer RF Channel Services. ***

4.
EchoStar does not represent or warrant that any Customer RF Channel Service or Interim Satellite Rights will be capable of achieving any specific results in Customer's business. Customer covenants and agrees that any and all express or implied warranties or conditions with respect to any Interim Satellite Rights, the Satellite Telecommunications System, the RF Channels, the Customer RF Channel Services, or any part thereof, its condition, durability or suitability for any particular use including warranties or conditions of merchantability or fitness for any purpose or use, whether expressed or implied by contract, tort (including negligence and strict liability), statute or other legal theory, are expressly excluded and disclaimed. For the avoidance of doubt, nothing in this Section H.4 is intended or shall be construed to limit Customer's rights and remedies under Section G or Section E of these terms and conditions. ***

I.
LIMITATION OF LIABILITY

1.
Except for rebates that may be paid for *** officers, employees, or agents *** shall not directly or indirectly be liable to *** for any losses, injuries, damages or expenses, whether the basis of liability is breach of contract, tort (including any negligence and strict liability), statute or any other legal theory, arising out of the performance, non-performance or improper performance of the ***

2.
Notwithstanding anything else contained in the these terms and conditions and/or the Service Agreement, except for the *** with respect to willful misconduct, neither party shall be liable directly or indirectly to the other party for any amounts (including any such amounts claimed by third parties) representing loss of profits, loss of business, or indirect, special, exemplary, incidental, consequential or punitive damages, whether foreseeable or not, arising from the performance or non-performance or improper performance of the Service Agreement, the Customer RF Channel Services *** either Party and/or Telesat to perform or any other cause whatsoever, whether the basis of the liability is breach of contract, tort (including negligence and strict liability), statute or any other legal theory.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

3.
All rights, defences and immunities whatsoever available to a Party under the Service Agreement shall also extend to such Party's employees and agents acting in the course of or in connection with their employment or agency and for the purpose of this Section I, ***

5.
Customer shall indemnify and save harmless EchoStar, its directors, officers, employees, and agents or any of them from and against:

a)
losses, damages, costs, expenses or liabilities arising as a result of claims, actions or proceedings alleging the infringement of any ***

b)
losses, damages, costs, expenses, liabilities and claims arising out of an act or omission of Customer, its directors, employees, agents, or contractors in respect of the ***

c)
subject to Section I.6, losses, damages, costs, expenses, liabilities and claims arising out of personal injury (including death) or property damage caused by or to *** where ***

d)
any and all claims costs, expenses, fines, penalties (including legal fees and expert witness fees), liabilities and damages of any nature, arising from the ***

e)
any and all claims of ***

  provided that EchoStar gives Customer prompt written notice of any such claim, and cooperates and provides, at Customer's expense, reasonable information and assistance in connection with the defense and settlement of such claims; and further provided that Customer's indemnification obligations shall not apply with respect to claims, actions or proceedings arising out of or relating to intellectual property rights relating solely to the Satellite and/or facilities of EchoStar and/or Telesat, its or their agents and/or contractors which are used to provide the Customer RF Channel Services. Customer will have sole control of the settlement and defense of any such claims. ***

J.
USE OF INFORMATION

1.
Disclosure of Information

  It is recognized that technical or other information may be disclosed by one party to the other in the course of the activities contemplated by the Service Agreement and that the disclosing party may desire to protect such information against unrestricted use or disclosure to others. To provide protection for such information, each party agrees to respect such proprietary and/or confidential information in accordance with the provisions of this Section J. Each Party's obligation to hold information in confidence will be satisfied if it exercises the same care with respect to such information as it would exercise to preserve the confidentiality of its own similar information.

2.
Confidentiality

  All Proprietary Information shall be held in confidence by the recipient party throughout the Term and for a period of *** from the expiration of the Term. During the Term of the non-disclosure obligations, Proprietary Information shall not be disclosed or circulated to any Person except the recipient's employees who have such need to know in the performance of their obligations under the Service Agreement. Neither Party nor any of their respective employees shall disclose or use such Proprietary Information for any purpose other than fulfilling its obligations under the Service Agreement without first obtaining the other Party's written consent with respect thereto ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

3.
Exceptions

  Notwithstanding the above but subject to Section J.4, no Party shall be liable for disclosure of any such Proprietary Information if the same:

  a)
  is now or hereafter becomes available to the public other than by way of disclosure by the recipient party or any affiliate thereof; or

  b)
  can be demonstrated to be actually known by the recipient Party prior to being obtained from the disclosing Party; or

  c)
  becomes available from other sources through no fault of the recipient Party and such other sources are not bound by similar non-disclosure restrictions; or

  d)
  was disclosed with, and in accordance with the terms of prior written approval of the Party claiming proprietary rights; or

  e)
  is independently developed by the recipient Party without any reference to any Proprietary Information; or

  f)
  is required by Law.

  ***

4.
Compelled Disclosure

  In the event that a receiving Party becomes legally compelled to disclose Proprietary information, including but not limited to the requirements imposed by any stock exchange, such Party will, to the extent practicable under the circumstances, provide the disclosing Party with written notice thereof so that the disclosing Party may seek a protective order or other appropriate remedy. In any such event, the receiving Party will disclose only such information as is legally required and will exercise reasonable efforts to obtain proprietary treatment of any Proprietary Information being disclosed.

5.
Publicity

  Neither Party shall issue a news release (or otherwise publicize) or use in promotional material in any manner this Agreement or the services to be provided pursuant to this Agreement without the express written approval (which shall not be unreasonably withheld) of the other Party, obtained in advance. Each request for approval hereunder shall be submitted in writing to the representative designated in writing; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent either Party from providing: (i) Industry Canada, the FCC, or any other governmental agency, information concerning this Agreement as required by law or in response to a request for information by such governmental agency; or (ii) in documents required to be filed with applicable securities regulators, information concerning this Agreement as required by law or in response to a request for information by such governmental agency.

6.
Injunctive Relief

  The Parties agree that, in the event of a breach or threatened breach of the terms of these non-disclosure obligations, the disclosing Party shall be entitled to an injunction prohibiting any such breach. The receiving Party acknowledges that in the event that it breaches the terms of these non-disclosure obligations, the harm suffered by the disclosing Party may not be adequately compensated by monetary damages and there would be no adequate remedy at Law for the receiving Party's breach of these non-disclosure obligations and, accordingly, the disclosing Party shall be entitled to a court injunction in addition to any other remedies available at law or in equity specifically enforcing the non-disclosure provisions herein.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

7.
Rights to Information

  It is expressly understood by the Parties hereto that, except for the right to use Proprietary Information for the purposes contemplated herein, neither Party has granted to the other Party any other rights whatsoever in such information. In no case shall either Party acquire any ownership rights and/or proprietary interest in the other Party's Proprietary Information.

  Upon expiration or termination of the Service Agreement, or any other time, all Proprietary Information in the possession of a Party shall, if requested in writing by the Party that disclosed such information, be either returned to the disclosing Party or, at the receiving Party's option, destroyed provided certification of destruction is provided. In all events, the receiving Party may retain a single copy of all Confidential Information, as an archive record of the contents hereof, accessed solely in the event of a dispute between the Parties concerning such contents.

K.
GENERAL TERMS AND CONDITIONS

1.
Non-Performance

  Any delay or omission of EchoStar (or Customer) in the enforcement of any provision of the Service Agreement shall not affect the right of EchoStar (or Customer) thereafter to enforce the same provision. Nor shall the waiver by EchoStar (or Customer) of any breach of any provision of the Service Agreement be taken or held binding by Customer (or EchoStar), unless in writing, and such waiver shall not be taken or held to be a waiver of any future breach of the same provision or prejudice the enforcement of any other provision.

2.
RESERVED

3.
Rights Cumulative

  All rights and remedies of each of the Parties under the Service Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under the Service Agreement or applicable Law.

  The Parties agree that each of them shall be entitled to injunctive relief, if necessary, in order to prevent the other Party from willfully breaching their respective obligations under the Service Agreement or to compel the other Party to perform its respective obligations under the Service Agreement. Each Party acknowledges that in the event that it willfully breaches its obligations under the Service Agreement, the harm suffered by the other Party would not be adequately compensated by monetary damages and there would be no adequate remedy at Law for the first Party's willful breach or failure to perform and, accordingly, the other Party shall be entitled to specific performance and injunctive relief (in addition to any other remedies available at law or in equity) specifically preventing any such willful breach and enforcing the provisions not being performed hereunder.

4.
Joint Venture

  The provision of service by EchoStar does not establish any joint undertaking, joint venture or partnership with Customer or its agent, contractors, any other persons, firms, corporation or entity providing service or facilities to Customer.

5.
Time

  Time is of the essence under the Service Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under the Service Agreement falls on a day which is not a Business Day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding Business Day.

6.
Further Actions

  The Parties will execute and deliver to the other, from time to time during the Term, for no additional consideration, such further certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to the Service Agreement and to allow each party fully to enjoy and exercise the rights accorded by it under the Service Agreement, if such requested further action will not impose any expense or material additional obligations on the Party from whom such further action is requested.

7.
Severability

  Any Article, Section, or Subsection of the Service Agreement or any other provision of the Service Agreement which is, or becomes illegal, invalid or unenforceable shall be severed from the Service Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof.

8.
Purchase Order

  Should the service to be furnished to Customer by EchoStar be made subject of an order from Customer, the terms and conditions specified herein shall be deemed to be the terms and conditions of such order and shall supersede and replace the terms and conditions of any such order.

9.
Resulting Contract

  The terms and conditions contained in this Schedule, shall form part of and be incorporated in any definitive contract or agreement entered into between the parties for Full Period Whole RF Channel Services on the Nimiq 5 Satellite ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 2

PERFORMANCE SPECIFICATIONS

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  SCHEDULE 3

  AVAILABILITY OF *** RF CHANNELS

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  SCHEDULE 4

  [Reserved]

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  SCHEDULE 5

  [Reserved]

  SCHEDULE 6

  ACCESS REQUIREMENTS

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

  SCHEDULE 7

  DISH-TELESAT LETTER

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.